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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 27, 2001

BEAR STEARNS ASSET BACKED SECURITIES, INC., Asset-Backed Certificates and Mortgage- Backed Notes Registration Statement on Form S-3



                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      333-56242              13-3836437
          --------                      ---------              ----------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)



245 Park Avenue
New York, New York                                                   10167
------------------                                                   -----
(Address of Principal                                             (Zip Code)
Executive Offices)



      Registrant's telephone number, including area code, is (212) 272-2000



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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                      Item 601(a) of
                      Regulation S-K
Exhibit No.           Exhibit No.                          Description
-----------           -----------                          -----------

1                     5.3, 8.2 and 23.3           Consent of Thacher Proffitt &
                                                  Wood, counsel of Bear Stearns
                                                  Asset Backed Securities, Inc.
                                                  with respect to the Bear
                                                  Stearns Asset Backed
                                                  Securities Trust 2001-AC1,
                                                  Asset-Backed Certificates,
                                                  Series 2000-AC1

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           BEAR STEARNS ASSET BACKED
                                           SECURITIES, INC.


                                           By: /s/ Joseph Jurkowski
                                               ----------------------------
                                           Name:   Joseph Jurkowski
                                           Title:  Vice President/Secretary


Dated: August 29, 2001

                                  EXHIBIT INDEX


                  Item 601(a) of                                   Sequentially
Exhibit           Regulation S-K                                   Numbered
Number            Exhibit No.               Description            Page
------            -----------               -----------            ----

1                 5.3, 8.2 and 23.3         Attorney's Consent     6